ALLIANCE MORTGAGE SECURITIES INCOME FUND

ANNUAL REPORT
DECEMBER 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

February 2, 1998

Dear Shareholder:

This annual report contains investment results and market activity for Alliance Mortgage Securities Income Fund for the period ended December 31, 1997.

BOND MARKET REVIEW
The U.S. bond market rallied during the period under review, posting solid returns. Data indicating a slowing U.S. economy, together with a favorable U.S. budget deficit, fueled a rally in the U.S. Treasury market. In October, financial market turmoil which started in Southeast Asia, created a ripple effect that spread to other global markets and caused an increase in volatility. Increased investor demand for "safe," liquid securities provided additional fuel for the rally in the Treasury market. U.S. bond yields reached their lowest levels since 1996 during the fourth quarter as the financial crisis in Southeast Asia spread around the world.

Among the investment grade sectors, corporates and governments were the best performing on an absolute basis. However, mortgage securities posted strong relative returns adjusting for the lower market exposure of the sector.

INVESTMENT RESULTS
The following table provides the investment returns for Alliance Mortgage Securities Income Fund for the six and 12 month periods ended December 31, 1997. Also shown for comparison are the returns for the domestic mortgage securities market, represented by the unmanaged Lehman Brothers Mortgage-Backed Securities Index, and the average return of Lipper's universe of U.S. Mortgage Funds. These funds have similar investment objectives to your Fund, although some funds included in the average may have somewhat different investment policies. Your Fund's Class A shares modestly underperformed the index over the past 12 month period due to the Fund's conservative positioning in anticipation of increased levels of market volatility and mortgage prepayments.


INVESTMENT RESULTS*
Period Ended December 31, 1997
                                            TOTAL RETURN
                                      6 MONTHS      12 MONTHS
                                      --------      ---------
ALLIANCE MORTGAGE SECURITIES
  INCOME FUND
Class A                                 4.70%          8.40%
Class B                                 4.31%          7.60%
Class C                                 4.31%          7.60%

LEHMAN BROTHERS MORTGAGE-BACKED
  SECURITIES INDEX                      5.37%          9.49%

LIPPER U.S. MORTGAGE FUNDS AVERAGE      5.18%          8.58%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF DECEMBER 31, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. ALL RETURNS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX REPRESENTS ALL FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), THE FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) AND THE FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA). THE LIPPER U.S. MORTGAGE FUNDS AVERAGE FOR THE SIX AND 12 MONTH PERIODS ENDED DECEMBER 31, 1997 REFLECTS THE PERFORMANCE OF 64 AND 59 MUTUAL FUNDS, RESPECTIVELY. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX OR AVERAGE.

     ADDITIONAL INVESTMENT RESULTS CAN BE FOUND ON PAGE 3.


MARKET REVIEW
U.S. economic activity remained healthy during the second half of the year, buoyed by continued strength in the labor market and a strong rebound in consumer spending. Gross Domestic Product (GDP) growth accelerated in the fourth quarter to 4.3% up from 3.1% in the third quarter. Overall, 1997 GDP growth was 3.8%. The labor market remained strong as non-farm payrolls grew by 358,000 a month during the fourth quarter, the highest three month average since March-May 1994. The


1


ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

unemployment rate dropped to 4.7% in December and hovered near 20-year lows throughout most of the period. Despite these record employment levels, inflation continued to abate with consumer prices advancing 1.7% and producer prices declining 1.2% year over year through December. This yearly decline in producer prices was the largest since 1986.

Despite U.S. economic growth above trend levels, the Federal Reserve left interest rates unchanged. Improving inflation fundamentals and a strong dollar, coupled with turmoil in Asia's financial markets, argued against any Federal Reserve action.

PORTFOLIO ACTIVITY
The Fund's mortgage allocation and coupon selection were conservative throughout the period due to concerns about rising volatility and declining interest rates. As market prepayment estimates reach our own, mortgage pass-throughs will be added to the Fund's portfolio.

INVESTMENT OUTLOOK
In 1998, we expect growth will be slower and inflation pressures will remain contained as a result of the crisis in Southeast Asia. 1998 U.S. GDP growth is expected to slow to between 2.0% and 2.5%. Economic growth will be tempered by excess global manufacturing capacity while lower commodity and import prices will restrain inflation pressures. Recent declines in interest rates will provide an offsetting stimulus.

Although the direction of Asia's impact is clear, the full extent of the crisis has yet to be determined. However, liquidity in the Asian markets will remain low, volatility will remain high, and the U.S. Treasury market will continue to be perceived as a "safe haven" for investors until clear policy responses are outlined and there is a commitment to implementing them. The Federal Reserve is unlikely to raise interest rates in the short term.

Thank you for your continued interest and investment in Alliance Mortgage Securities Income Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming months.

Sincerely,


John D. Carifa
Chairman


Patricia J. Young
Senior Vice President


Jeffrey S. Phlegar
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

Alliance Mortgage Securities Income Fund is a diversified investment company that seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in mortgage-related securities, including collateralized mortgage obligations, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       8.40%          3.76%
Five Years                     6.14%          5.23%
Ten Years                      8.41%          7.94%
SEC Yield**                    5.66%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       7.60%          4.60%
Five Years                     5.37%          5.37%
Since Inception*               5.85%          5.85%
SEC Yield**                    5.19%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       7.60%          6.60%
Since Inception*               4.69%          4.69%
SEC Yield**                    5.21%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 1/30/92, Class B; 5/3/93, Class C.
**   SEC Yields are based on SEC guidelines and are calculated on 30 days ended
December 31, 1997.


3


ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

ALLIANCE MORTGAGE SECURITIES INCOME FUND
GROWTH OF A $10,000 INVESTMENT
12/31/87 TO 12/31/97

$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,0000


12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92
   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97


LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX: $24,345
LIPPER U.S. MORTGAGE FUNDS AVERAGE: $21,629
MORTGAGE SECURITIES INCOME FUND CLASS A: $21,473


This chart illustrates the total value of an assumed $10,000 investment in Alliance Mortgage Securities Income Fund Class A shares (from 12/31/87 to 12/31/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lipper U.S Mortgage Funds Average reflects performance of 17 funds (based on the number of funds in the average from 12/31/87 to 12/31/97). These funds have generally similar investment objectives to Alliance Mortgage Securities Income Fund, although the investment policies of some funds included in the average may vary.

The Lehman Brothers Mortgage-Backed Securities Index tracks the performance of bonds backed by mortgage pools of the Government National Mortgage Association
(GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

When comparing Alliance Mortgage Securities Income Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


Alliance Mortgage Securities Income Fund
Lehman Brothers Mortgage-Backed Securities Index
Lipper U.S. Mortgage Funds Average


4


PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-85.1%
FEDERAL HOME LOAN MORTGAGE CORP.-28.5%
  7.00%, 3/01/27-6/01/27                        $   463      $   471,251
  7.00%, 9/01/11-8/01/12 (a)                      6,799        6,905,601
  7.00%, 11/01/26-5/01/27 GOLD                   61,425       61,962,737
  7.50%, 7/01/27-12/01/27                         1,032        1,059,612
  7.50%, 3/01/22-11/01/23 GOLD                   94,312       96,876,316
  11.50%, 10/01/10-6/01/20                        2,901        3,307,262
  12.00%, 10/01/09-7/01/20                       25,266       28,796,494
  12.25%, 8/01/13-7/01/14                           541          625,871
  12.50%, 6/01/19-6/15/19                         3,610        4,241,530
  12.75%, 6/01/12-2/01/14                           182          213,753
  13.00%, 5/01/14-12/15/18                        1,448        1,722,229
  13.50%, 1/01/12-10/01/16                          389          468,732
  14.75%, 3/01/10                                    56           67,152

Total Federal Home Loan Mortgage Corp.
  (cost $204,238,582)                                        206,718,540

COLLATERALIZED MORTGAGE OBLIGATIONS-16.0%
Citicorp Mortgage Securities, Inc.
  Series 1987-3 Cl.A1
  9.00%, 5/01/17                                 12,606       13,071,424
Countrywide Funding Corp.
  Series 1995-2 Cl.A5
  8.50%, 6/25/25                                 14,709       14,951,110
Federal Home Loan Mortgage Corp.
  Series 1997 Cl.H
  7.00%, 8/15/21                                 18,000       18,376,920
MLCC Mortgage Investors, Inc.
  Series 1995-B Cl.B
  6.94%, 11/15/20 (b)                             5,000        4,400,000
  Series 1996-B Cl.B
  6.94%, 10/15/21 (b)                            10,955        9,659,569
Norwest Asset Securities Corp.
  Series 1997-2 Cl.A6
  7.50%, 3/25/27                                 20,000       19,943,800
RBMG Funding Co.
  Series1997-1 Cl.A1
  5.90%, 6/25/27 (b)(c)                           9,000        8,997,210
Residential Accredit Loans, Inc.
  Series 1997-QS8 Cl.A1
  7.00%, 8/25/27                                 11,319       11,353,495
SMFC Trust
  Series 1997-A Cl.B2
  7.86%, 1/20/35 (b)                             14,449       14,774,102

Total Collateralized Mortgage Obligations
  (cost $115,116,877)                                        115,527,630

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-15.7%
  7.00%, 1/15/23-1/15/25                         90,428       91,276,481
  7.50%, 1/15/26-11/15/27                        19,896       20,380,609
  9.00%, 12/15/19                                     3            3,632
  10.00%, 6/01/15-6/15/20                           937        1,045,712
  11.50%, 3/15/10-11/15/15                          601          694,974
  12.00%, 2/15/14                                   236          279,019
  12.50%, 3/15/11-5/15/15                           183          216,865
  13.00%, 11/15/99-1/15/00 (a)                       18           18,884
  15.00%, 2/15/12                                     1              568

Total Government National Mortgage Association
  (cost $110,507,189)                                        113,916,744


5


PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-12.7%
  7.50%, 10/01/06-1/01/24                       $71,042     $ 72,854,025
  7.752%, 10/01/25 (a)                            9,332        9,612,230
  11.00%, 7/01/16                                 5,008        5,632,522
  11.50%, 9/01/20                                 3,118        3,556,057
  12.00%, 7/01/00 (a)                                12           13,186

Total Federal National Mortgage Association
  (cost $90,613,996)                                          91,668,020

COMMERCIAL MORTGAGE BACKED SECURITIES-9.4%
Asset Securitization Corp.
  Series 1997-D5 Cl.A1
  6.85%, 2/14/41                                 10,200       10,413,588
  Series 1996-D2 Cl.A2
  7.36%, 2/14/29 (b)                              9,267        9,745,682
Credit Suisse First Boston Mortgage
  Series 1997-S Cl.A
  6.653%, 8/20/36 (c)                            32,527       32,537,083
Merrill Lynch Mortgage Investors, Inc.
  Series 1996-C2 Cl.B
  6.96%, 11/21/28                                15,000       15,297,600

Total Commercial Mortgage Backed Securities
  (cost $67,231,715)                                          67,993,953

STRIPPED MORTGAGE BACKED SECURITIES-2.8%
Morgan Stanley Capital I
  Series 1996-WF1 Cl.X I/O
  8.44%, 11/15/28 (c)(d)                          7,504        7,168,749
Mortgage Capital Funding, Inc.
  Series 1996-MC2 Cl.X I/O
  8.50%, 12/21/26 (d)                            12,762       13,269,098

Total Stripped Mortgage Backed Securities
  (cost $20,460,284)                                          20,437,847

Total Mortgage-Related Securities
  (cost $608,168,643)                                        616,262,734

U.S. GOVERNMENT OBLIGATIONS-11.3%
U.S. TREASURY NOTES-11.3%
  5.625%, 12/31/99                               41,000       40,980,730
  5.625%, 12/31/02 (e)                           26,700       26,599,875
  5.75%, 11/15/00                                13,835       13,860,871
  6.375%, 5/15/00                                   800          812,000

Total U.S. Government Obligations
  (cost $82,273,085)                                          82,253,476

ASSET BACKED SECURITIES-3.8%
Aircraft Lease Portfolio Securitization
  Series 1996-1 Cl.BX
  6.43%, 6/15/06 (b)                                 62           61,725
Money Store Residential Trust
  Series 1997-1 Cl.A1
  6.42%, 4/15/06                                 15,228       15,232,605
Saxon Asset Securities Co.
  Series 1997-3
  6.568%, 6/25/27 (b)                            11,974       11,974,000

Total Asset Backed Securities
  (cost $27,256,694)                                          27,268,330


6


                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
REPURCHASE AGREEMENT-0.1%
Prudential Securities
  6.50%, dated 12/31/1997, due
  1/02/98, (collateralized by
  $614,000 FNMA 5.84%, 6/01/27,
  value $581,000) (cost $581,000)                 $ 581     $    581,000

TOTAL INVESTMENTS-100.3%
  (cost $718,279,422)                                       $726,365,540
Other assets less liabilities-(0.3%)                          (2,096,859)

NET ASSETS-100%                                             $724,268,681


(a)  15 year mortgage.

(b) Adjustable rate mortgages; stated interest rate in effect at December 31, 1997.

(c) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to $48,703,042 or 6.72% of net assets.

(d) Interest rate represents yield to maturity and principal amount represents amortized cost.

(e) Security, or a portion thereof, loaned at December 31, 1997, with an aggregate market value of $5,962,500 and cash collateral received from the counterparty of Prudential Securities in the amount of $5,962,500.

     Glossary of Terms:
     FNMA - Federal National Mortgage Association
     I/O  - Interest Only

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $718,279,422)        $ 726,365,540
  Cash                                                                     388
  Receivable for investment securities sold                         40,059,896
  Interest receivable                                                5,697,608
  Receivable for capital stock sold                                  3,651,762
  Total assets                                                     775,775,194

LIABILITIES
  Deposit for securities loaned                                      5,963,527
  Payable for investment securities purchased                       40,999,823
  Payable for capital stock redeemed                                 1,817,304
  Dividends payable                                                  1,330,579
  Advisory fee payable                                                 967,836
  Distribution fee payable                                             114,585
  Accrued expenses and other liabilities                               312,859
  Total liabilities                                                 51,506,513

NET ASSETS                                                       $ 724,268,681

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     839,690
  Additional paid-in capital                                       912,854,649
  Distributions in excess of net investment income                  (1,330,579)
  Accumulated net realized loss on investment transactions        (196,181,197)
  Net unrealized appreciation of investments                         8,086,118
                                                                 $ 724,268,681

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($372,494,033/
    43,186,349 shares of capital stock issued and outstanding)           $8.63
  Sales charge--4.25% of public offering price                             .38
  Maximum offering price                                                 $9.01

  CLASS B SHARES
  Net asset value and offering price per share ($323,915,529/
    37,552,847 shares of capital stock issued and outstanding)           $8.63

  CLASS C SHARES
  Net asset value and offering price per share ($27,859,119/
    3,229,819 shares of capital stock issued and outstanding)            $8.63


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $62,202,863

EXPENSES
  Advisory fee                                       $ 4,155,741
  Distribution fee - Class A                           1,154,156
  Distribution fee - Class B                           3,899,279
  Distribution fee - Class C                             309,465
  Transfer agency                                      1,232,217
  Custodian                                              259,321
  Printing                                               161,012
  Administrative                                         150,585
  Audit and legal                                        118,419
  Taxes                                                   54,826
  Registration                                            40,640
  Directors' fees                                         18,318
  Miscellaneous                                           21,096
  Total expenses before interest                      11,575,075
  Interest expense                                     2,836,579
  Total expenses                                                     14,411,654
  Net investment income                                              47,791,209

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                        5,023,082
  Net realized gain on futures transactions                           1,387,552
  Net change in unrealized appreciation of investments
    and futures transactions                                          6,200,348
  Net gain on investments                                            12,610,982

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $60,402,191


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                DEC. 31, 1997    DEC. 31, 1996
                                                --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income                         $  47,791,209   $   64,552,800
  Net realized gain (loss) on investment and
    futures transactions                            6,410,634       (3,821,572)
  Net change in unrealized appreciation of
    investments and futures transactions            6,200,348      (25,285,184)
  Net increase in net assets from operations       60,402,191       35,446,044

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (24,227,746)     (26,983,869)
    Class B                                       (21,830,955)     (31,930,957)
    Class C                                        (1,732,508)      (2,221,782)
  Distributions in excess of net
    investment income
    Class A                                        (1,518,165)              -0-
    Class B                                        (1,367,976)              -0-
    Class C                                          (108,563)              -0-
  Tax return of capital
    Class A                                                -0-      (4,092,859)
    Class B                                                -0-      (4,843,223)
    Class C                                                -0-        (336,996)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                   (210,798,327)    (325,126,441)
  Total decrease                                 (201,182,049)    (360,090,083)

NET ASSETS
  Beginning of year                               925,450,730    1,285,540,813
  End of year                                   $ 724,268,681   $  925,450,730


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Mortgage Securities Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Investment transactions are accounted for on the date the securities are purchased or sold. The Fund amortizes premium and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment, temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to distributions in excess of taxable income, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .1375 of 1% (approximately .55 of 1% on an annual basis) of the first $500 million of the Fund's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter. Pursuant to the Advisory Agreement the Adviser has agreed to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) in any year exceed 1% of its average daily net assets for such year. No such reimbursement was required for the year ended December 31, 1997.

Pursuant to the advisory agreement, the Fund paid $150,585 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended December 31, 1997.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $877,037 for the year ended December 31, 1997.

Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser(the "Distributor"), serves as the Distributor of the Fund's capital stock. The Distributor received front-end sales charges of $8,822 from the sales of Class A shares and $98,198 and $7,666 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended December 31, 1997.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,423,667 and $2,946,979 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $335,752,863 and $273,891,076, respectively, for the year ended December 31, 1997. There were purchases of $1,144,770,552 and sales of $1,426,919,141 of U.S. government and government agency obligations for the year ended December 31, 1997.

At December 31, 1997 the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $9,673,600 and gross unrealized depreciation of investments was $1,587,482 resulting in net unrealized appreciation of $8,086,118. For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 1997 of $196,181,197 of which $193,003,251 expires in the year 2002 and $3,177,946 expires in the year 2004.


12


ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

FINANCIAL FUTURES CONTRACTS
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At December 31, 1997, the Fund had no outstanding futures contracts.


NOTE E: CAPITAL STOCK
There are 1,800,000,000 shares of $.01 par value capital stock authorized designated Class A, Class B and Class C shares.

Each class consists of 600,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,417,930       844,591   $  12,116,917   $   7,205,604
Shares issued in
  reinvestment of
  dividends and
  distributions        1,547,957     1,961,238      13,216,360      16,687,117
Shares converted
  from Class B         2,567,092     2,085,070      21,940,632      17,622,222
Shares redeemed      (10,860,453)  (13,809,608)    (92,588,666)   (117,388,990)
Net decrease          (5,327,474)   (8,918,709)  $ (45,314,757)  $ (75,874,047)

CLASS B
Shares sold              675,057     1,409,586   $   5,759,766   $  12,016,407
Shares issued in
  reinvestment of
  dividends and
  distributions        1,345,087     1,896,252      11,481,237      16,139,845
Shares converted
  to Class A          (2,567,092)   (2,085,070)    (21,940,632)    (17,622,222)
Shares redeemed      (17,950,900)  (29,490,473)   (152,926,277)   (250,814,789)
Net decrease         (18,497,848)  (28,269,705)  $(157,625,906)  $(240,280,759)

CLASS C
Shares sold              308,895     1,031,590   $   2,638,792   $   8,786,691
Shares issued in
  reinvestment of
  dividends and
  distributions          154,123       134,402       1,316,078       1,143,334
Shares redeemed       (1,385,598)   (2,221,704)    (11,812,534)    (18,901,660)
Net decrease            (922,580)   (1,055,712)  $  (7,857,664)  $  (8,971,635)


13


NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

NOTE F: SECURITY LENDING
The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the year ended December 31, 1997, the maximum amount of security lending agreements outstanding was 167,403,000, the average amount outstanding was approximately $63,555,986 and the daily weighted average interest was 5.38%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount or income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. The rebate rate is the spread between the interest rate received and interest rate paid in the repurchase agreement market by the securities borrower.

As of December 31, 1997, the Fund had entered into the following security lending agreement:

   AMOUNT        COUNTERPARTY        INTEREST RATE       MATURITY
----------   ---------------------   -------------   ---------------
$5,962,500   Prudential Securities       6.20%       January 2, 1998


14


FINANCIAL HIGHLIGHTS
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS A
                                            ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            ------------  ------------  ------------  ------------  ----------
Net asset value beginning of year              $8.51         $8.75         $8.13         $9.29         $9.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .54(a)        .54(a)        .57(a)        .57           .67
Net realized and unrealized gain (loss)
  on investment and futures transactions         .15          (.19)         .64         (1.13)          .23
Net increase (decrease) in net asset
  value from operations                          .69           .35          1.21          (.56)          .90

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.54)         (.51)         (.57)         (.58)         (.67)
Distributions in excess of net
  investment income                             (.03)           -0-           -0-           -0-         (.02)
Tax return of capital                             -0-         (.08)         (.02)         (.02)           -0-
Total dividends and distributions               (.57)         (.59)         (.59)         (.60)         (.69)
Net asset value, end of year                   $8.63         $8.51         $8.75         $8.13         $9.29

TOTAL RETURN
Total investment return based on net
  asset value (b)                               8.40%         4.23%        15.34%        (6.14)%       10.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $372,494      $412,899      $502,390      $553,889      $848,069
Ratio of expenses to average net assets         1.41%         1.68%         1.66%         1.29%         1.00%
Ratio of expenses to average net
  assets excluding interest expense             1.07%(c)      1.03%(c)      1.03%(c)       .97%(c)      1.00%
Ratio of net investment income to
  average net assets                            6.30%         6.38%         6.77%         6.77%         7.20%
Portfolio turnover rate                          184%          208%          285%          438%          622%


See footnotes page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS B
                                            ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            ------------  ------------  ------------  ------------  ----------
Net asset value, beginning of year             $8.51         $8.75         $8.13         $9.29         $9.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .48(a)        .48(a)        .51(a)        .51           .61
Net realized and unrealized gain (loss)
  on investment and futures transactions         .15          (.19)          .64         (1.14)          .22
Net increase (decrease) in net asset
  value from operations                          .63           .29          1.15          (.63)          .83

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.48)         (.46)         (.51)         (.51)         (.60)
Distributions in excess of net
  investment income                             (.03)           -0-           -0-           -0-         (.02)
Tax return of capital                             -0-         (.07)         (.02)         (.02)           -0-
Total dividends and distributions               (.51)         (.53)         (.53)         (.53)         (.62)
Net asset value, end of year                   $8.63         $8.51         $8.75         $8.13         $9.29

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.60%         3.46%        14.48%        (6.84)%        9.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $323,916      $477,196      $737,593      $921,418    $1,454,303
Ratio of expenses to average net assets         2.14%         2.37%         2.37%         2.00%         1.70%
Ratio of expenses to average net
  assets excluding interest expense             1.78%(c)      1.74%(c)      1.74%(c)      1.68%(c)      1.70%
Ratio of net investment income to
  average net assets                            5.60%         5.66%         6.06%         6.05%         6.47%
Portfolio turnover rate                          184%          208%          285%          438%          622%


See footnotes page 17.


16


ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS C
                                            --------------------------------------------------------------------
                                                                                                   MAY 3,1993(D)
                                                            YEAR ENDED DECEMBER 31,                      TO
                                            ------------------------------------------------------  DECEMBER 31,
                                                1997          1996          1995          1994          1993
                                            ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period           $8.51         $8.75         $8.13         $9.29         $9.30

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .48(a)        .48(a)        .51(a)        .51           .40
Net realized and unrealized gain (loss)
  on investment and futures transactions         .15          (.19)          .64         (1.14)           -0-
Net increase (decrease) in net asset
  value from operations                          .63           .29          1.15          (.63)          .40

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.48)         (.46)         (.51)         (.51)         (.40)
Distributions in excess of net
  investment income                             (.03)           -0-           -0-           -0-         (.01)
Tax return of capital                             -0-         (.07)         (.02)         (.02)           -0-
Total dividends and distributions               (.51)         (.53)         (.53)         (.53)         (.41)
Net asset value, end of period                 $8.63         $8.51         $8.75         $8.13         $9.29

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.60%         3.46%        14.46%        (6.84)%        4.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $27,859       $35,355       $45,558       $58,338       $91,724
Ratio of expenses to average net assets         2.12%         2.38%         2.35%         1.97%         1.67%(e)
Ratio of expenses to average net assets
  excluding interest expense                    1.77%(c)      1.73%(c)      1.73%(c)      1.69%(c)      1.67%(e)
Ratio of net investment income to average
  net assets                                    5.61%         5.67%         6.07%         6.06%         5.92%(e)
Portfolio turnover rate                          184%          208%          285%          438%          622%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Net of interest expense of .34%, .65%, .63% and .32%, respectively, on securities lending transactions (see Note F).

(d)  Commencement of distribution.

(e)  Annualized.


17


REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Mortgage Securities Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Mortgage Securities Income Fund, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
January 30, 1998


18


ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN H. CORBET, SENIOR VICE PRESIDENT
PATRICIA J. YOUNG, SENIOR VICE PRESIDENT
JEFFREY S. PHLEGAR, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800)221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


19


ALLIANCE MORTGAGE SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

MORAR